December 17, 1998


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

        Re:  The Interpublic Group of Companies, Inc.
             Form 8-K dated December 4, 1998

Gentlemen:

          Enclosed for filing electronically is Interpublic's
Report on Form 8K, dated December 4, 1998.

          If you have any questions, please contact the undersigned at (212) 399-8114 or Nicholas J. Camera at
(212) 399-8021.  Our telecopier number is (212) 399-8280.

                                        Sincerely yours,





                                        Barbara S. Gmora
                                        Barbara S. Gmora


/dab
Encl.

cc:  Fred Molz
     Nicholas J. Camera
     New York Stock Exchange








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               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C.  20549



        ------------------------------------------------

                            FORM 8-K


        ------------------------------------------------


                         CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15 (d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934


  Date of report (Date of earliest event reported): December 4,
                              1998


            The Interpublic Group of Companies, Inc.
       (Exact Name of Registrant as Specified in Charter)


Delaware            1-6686         13-1024020
(State or other          (Commission    (IRS Employer
Jurisdiction        File Number)   Identification Number)
of incorporation)


1271 Avenue of the Americas, New York, New York   10020
     (Address of Principal Executive Offices)          (Zip Code)


Registrant's telephone number, including area code: 212-399-8000




_________________________________________________________________
     (Former Name or Former Address, if Changed Since Last
Report)

Item 9.  Sales of Equity Securities Pursuant to Regulation S.

     On December 4, 1998, a subsidiary of The Interpublic Group of Companies, Inc. ("Interpublic") acquired 51% of the capital stock of a French company. The initial payment of FF 5,000,000 was made partly in cash and partly in the common stock, par value $.10 per share of Interpublic (the "Interpublic Stock"). In connection with the acquisition, Interpublic issued 6,908 shares of the Interpublic Stock, valued at FF 2,500,000, to one of the shareholders of the French company.

     No underwriter or placement agent was used in connection with the sale of the Interpublic Stock.

     The transaction was effected in an "offshore transaction" and in accordance with the requirements of Rule 903(b)(3) of Regulation S under the Securities Act of 1933 as amended.



                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                               THE INTERPUBLIC GROUP OF
                               COMPANIES, INC.




Date:  December 17, 1998         Nicholas J. Camera
                                 Nicholas J. Camera
                                 Vice President, General Counsel
                                 and Secretary



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